UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2007

STRATOS RENEWABLES CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-1321517	20-1699126
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

9440 Santa Monica Blvd., Suite 401
Beverly Hills, CA 90210

(Address of Principal Executive Offices)

(310) 402-5901

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) On December 4, 2007, the Board of Directors of Stratos Renewables Corporation (the “Company”) dismissed Bagell, Josephs, Levine & Company, L.L.C. (“BJLC”) as its independent registered public accounting firm, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 4, 2007 (the “Current Report”).

In connection with the dismissal, the Company requested that BJLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements contained in Item 4.01 of the Current Report. A copy of such letter, dated December 6, 2007, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Bagell, Josephs, Levine & Company, L.L.C. to the Securities and Exchange Commission dated December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS RENEWABLES CORPORATION

Date: December 7, 2007	By:	/s/ Luis Humberto Goyzueta
Luis Humberto Goyzueta
President

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EXHIBIT INDEX

16.1	Letter from Bagell, Josephs, Levine & Company, L.L.C. to the Securities and Exchange Commission dated December 6, 2007.

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